                                            ------------------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant X Filed by a Party other than the Registrant [_] Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to(S)240.14a-12

    CE Software, Inc.
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(Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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

January 20, 2003

Dear shareholder:

CE Software, Inc.'s past fiscal year was much improved. The company's revenues increased after years of declining revenues. This was accomplished at the same time as we implemented expense reductions. Seventy-four percent of the loss for the year occurred during the first quarter. During the final three quarters of the past fiscal year we operated close to breakeven.

We released upgraded versions of all our software during this past fiscal year for Windows XP and Macintosh OS X. We are currently developing new and improved versions for release in the current year ending September 2003.

During the past year we continued to improve and market QuickMail, our e-mail solution for small and mid-sized businesses. Due to these efforts, revenues from this source increased slightly. We will continue to face competition from free or nearly free e-mail products. This is a significant problem for our company. It is not easy to compete with "free." Further, we do not have the resources of the much larger companies that are the source of our competition. We are continuing to consider new ways to develop and market QuickMail in order to provide our customers with the quality and economical product that they desire.

This past year we have concentrated on developing QuicKeys, our automation utility software, for Macintosh OS X and Windows XP. The current version of QuicKeys X lacks some of the power of QuicKeys for Windows and QuicKeys for the classic Macintosh operating system. We are working on a new version that we expect to be released within the next few months.

We are continuing to work on new product offerings in addition to QuicKeys and QuickMail. We expect QuickConference and InOut Tracker will provide the basis for a series of other new products in the future. The Company's management and employees are eager to be able to provide our small to mid-sized customers with useful and cost-effective software, but development has been slowed by the cost reductions that we implemented during this past year.

During January 2002 we refinanced our building. This has provided the necessary working capital to continue our current development.

On behalf of the Company, we thank you for your support. We encourage you to read the accompanying proxy statement and annual report on FORM 10KSB. We would like to have you attend our annual meeting in person. If you can't make it to the meeting, we urge you to vote on the enclosed proxy card. We hope you will share our excitement as CE Software moves forward.

Sincerely,


John S. Kirk
President
CE Software, Inc.

                                CE SOFTWARE, INC.
                             1801 Industrial Circle
                           West Des Moines, Iowa 50265

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 28, 2003

The Annual Meeting of the Stockholders of CE Software, Inc. (the "Company") will be held at the Company's offices in West Des Moines, Iowa, on the 28th day of February, 2003, at 9:30 a.m. (CST) for the purpose of considering and acting upon the following:

1) To elect three directors to hold office for the ensuing year and until their successors are elected and qualified;
2) To Adopt an Amendment of the Amended and Restated Articles of Incorporation of the Company, the effect of which is the conversion of all outstanding shares of par $.10 voting common stock of the Company ("par $.10 Common Stock") into shares of par $10.00 voting common stock of the Company ("par $10.00 Common Stock") at a conversion ratio of one hundred (100) shares of par $.10 Common Stock for one (1) share of par $10.00 Common Stock (the "Reverse Split").
3) To transact such other business as may properly come before the meeting or any adjournment.

The Company's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended September 30, 2002, the Proxy Statement, and the Proxy card are all included with this notice.

Only stockholders of record at the close of business on January 8, 2003 will be entitled to notice of and to vote at the meeting.

By order of the Board of Directors.

John S. Kirk, Secretary
West Des Moines, Iowa
January 20, 2003

You are cordially invited to come early so that you may meet informally with Management and the Board nominees. Please contact Christy Koelker at (515) 221-1801 for directions and a map. The meeting area will be open from 9:00 a.m. until the meeting time of 9:30 a.m. Refreshments will be served before the meeting. A tour of the corporate offices will be available after the meeting.

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED REGARDLESS OF THE NUMBER OF SHARES OWNED.

                                CE SOFTWARE, INC.
                             1801 Industrial Circle
                           West Des Moines, Iowa 50265

                           ___________________________

             The approximate mailing date of this Proxy Statement is
                                January 20, 2003.

                           ___________________________

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                February 28, 2003

                           ___________________________

The accompanying proxy is furnished by CE Software, Inc. (the "Company") in connection with the solicitation by the Board of Directors. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company or by executing and delivering a proxy with a later date. The expense of this solicitation is being paid by the Company. The Company will reimburse persons holding stock in their name or in the names of their nominees for their expenses in sending proxies and proxy material to the principals.

Stockholders of record at the close of business on January 8, 2003 are entitled to vote at the meeting. At that date, the outstanding voting securities of the Company consisted of 1,454,984 shares of $.10 par value Common Stock ("Common Stock"). Each share of Common Stock is entitled to one vote on each matter submitted at the meeting. The Common Stock will vote together on all matters contained in this Proxy Statement as one class. A majority of the outstanding shares will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum. All corporate action taken at the Annual Meeting, including election of directors, may be authorized by a majority of the votes cast by the holders of shares entitled to vote on such matters at the Annual Meeting, provided a quorum is present. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Cumulative voting is not allowed.

                                  PROPOSAL #1.

To elect three directors to hold office for the ensuing year or until their successors are elected and qualified

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL #1.

NOMINEES FOR ELECTION AS DIRECTORS

Richard A. Skeie, John S. Kirk, and Donald M. Brown are all current directors and each has been nominated for re-election. All directors are elected for a one-year term and hold office until the next annual meeting of the stockholders and the election and qualification of their successors. The officers of the Company are elected at the Board's first meeting following the annual meeting of the stockholders. Officers hold office until their successors are chosen and qualified or until their deaths, resignations, or removal.

The following persons have been nominated to serve as directors for the ensuing year.

Richard A. Skeie, 49, has been a Director of the Company since September 1987. He was President of the Company from January 1987 to June 1987, September 1987 to April 1993 and from June 1996 to July 1997. His exposure to computer programming at the University of Iowa and Drake University led him to contract programming in the mid `70s in northern California where he viewed the birth of the retail computer store concept. He returned to Iowa in April 1978, and opened a retail computer store, Computer Emporium. Mr. Skeie served as President of that company until 1985. CE Software began as the programming arm of that computer store. He has been a speaker at software industry conferences and was the 1989 president of the Macintosh Special Interest Group Council for the Software Publishers Association.

John S. Kirk, 57, is President of the Company and has been a Director of the Company since January 1987. He was President of the Company from June 1987 to September 1987 and from October 1999 to current. He was also Secretary and Treasurer of the Company from January 1987 to September 1993 and from November 1997 to current. He is a 1968 graduate of Drake University with a B.S. degree in Business Administration. He was employed by Bendix Corporation until 1973 in its corporate offices and as a plant controller, specializing in the establishment of computerized accounting and cost control systems. He was employed as a CPA for Miller & Associates and for KPMG LLP from 1973 to 1978 when he began his own accounting firm specializing in small business taxation. He became involved in Computer Emporium and CE Software in 1981. Mr. Kirk was a Director of East Des Moines National Bank, Des Moines, Iowa, until its sale in 1996. Mr. Kirk is President of Prairie Group, Inc. and indirectly is a 100% owner of that Company. Prairie Group, Inc. owns 15% of PrairieSoft, Inc. He is also involved in several other family businesses.

Donald M. Brown, 43, has been a Director of the Company from September 1987 to October 1993 and from April 2000 to current. Mr. Brown has been known as an early creator of adventure games for the Apple II, including the classic "Wonderful World of Eamon" while he was still in college at Drake University. After joining CE Software in 1981, he enhanced the game and it became a seven part adventure series known as "SwordThrust." Mr. Brown has been programming the Macintosh since its release in 1984. His original product was "Desk Accessory Mover," a shareware predecessor to Apple's Font/DA Mover. Since then, he has written a wide variety of utilities including MockPackage, CalendarMaker, QuickConference, InOut Tracker, QuicKeys and portions of QuickMail. Mr. Brown has also served on the Board of Directors of the Animal Rescue League of Iowa, Inc. Since April 1998, Mr. Brown has been employed by Prairie Group, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2002, the number and percentages of outstanding shares of the Company's Common Stock beneficially owned by each current director (all of whom are nominated for re-election) and by all directors and current officers as a group and by any individuals known to be the beneficial owner of more than five percent of the Company's outstanding stock.

                                    No. of Shares
Name of Beneficial Owner         Beneficially Owned (5)     Percent of Class
------------------------         ----------------------     ----------------

Directors:
  John S. Kirk (1)                     144,237(6)                9.8%
  Richard A. Skeie (1)                 104,553                   7.2%
  Donald M. Brown (2)                  103,367                   7.1%

All Directors & Executive
  Officers as a Group
  (3 persons)                          352,157
                                                                24.0%

Others with More Than 5%
  Ownership:
   PrairieSoft, Inc. (3)               300,000                  20.6%
   Sheldon T. Fleck (4)                103,727                   7.1%

1) The address of Mr. Skeie and Mr. Kirk is c/o CE Software, Inc., P.O. Box 65580, West Des Moines, IA 50265.
2) The address of Mr. Brown is 2917 Meadow Lane, West Des Moines, IA  50265.
3) The address of PrairieSoft, Inc. is P. O. Box 65820, West Des Moines, IA
   50265
4) The address of Mr. Fleck is 5720 Smetana Dr., Suite 300, Minnetonka, MN
   55343.
5) Includes an aggregate of 15,111 shares, underlying stock options, exercisable within 60 days, from the date of this table (12/31/02). These options are held as follows: Mr. Kirk, 12,917; Mr. Skeie, 1,097; Mr. Brown, 1,097. See "Stock Option Plans" for further information concerning outstanding options.
6) Includes 46,500 indirectly acquired shares of the 300,000 shares of Common Stock issued to PrairieSoft, Inc. John S. Kirk has an indirect interest of 100% in Prairie Group, Inc. Mr. Kirk is the President of Prairie Group, Inc. Prairie Group, Inc. owns approximately 15% of PrairieSoft, Inc.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during the period from October 1, 2001, through September 30, 2002.

ATTENDANCE AT BOARD MEETINGS

During the fiscal year ended September 30, 2002, the Board of Directors held nine meetings. All directors attended at least 75 percent of all meetings of the Board and of their respective Committees.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, KPMG LLP (KPMG). The discussion with KPMG included matters required to be discussed by SAS 61 and the committee has received the disclosures and letter from KPMG as required by ISB Standard #1. The Audit Committee has also discussed with KPMG the independent auditor's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

Audit fees, including quarterly reviews, to KPMG for the fiscal year ended September 30, 2002 were $42,900. KPMG provided no other services to the Company during the fiscal year ended September 30, 2002.

The Audit Committee, consisting of Mr. Skeie and Mr. Brown, monitors the Company's financial records, represents the Company in dealings with the auditing firm and recommends to the Board the selection of an auditor. The Audit Committee met twice during the fiscal year ended September 30, 2002.

Neither of the members is currently an employee or an officer of the Company. However, the members may not be considered independent, as that term is defined by NASD Rule 4200 (a) (14), because of prior affiliations with the Company.

The Audit Committee is currently not governed by a charter however the Board is continuing to review the subject to determine if such a charter should be adopted.

OTHER BOARD COMMITTEES

The Stock Option Committee for the 2000 Stock Option Plan (The "2000 Plan"), currently consisting of Mr. Skeie and Mr. Brown, has the authority to administer the Plans for employees. This Committee met once during fiscal 2002.

The Compensation Committee, consisting of Mr. Skeie and Mr. Brown, determines executive compensation. The Compensation Committee did not meet during the fiscal year ended September 30, 2002.

The Company does not have a nominating committee.

DIRECTORS' FEES

The Company pays the monthly insurance premium for medical and dental coverage for each of its outside directors, Mr. Skeie, and Mr. Brown. Outside directors also receive stock options as determined by the 2000 Plan. During the fiscal year ended September 30, 2002, Messrs. Skeie and Brown each received options for 4000 shares at exercise prices of $.26 for the first 2000 options and $.11 for a second 2000 options.

TRANSACTIONS DURING THE LAST TWO YEARS IN WHICH DIRECTORS OR OFFICERS HAVE HAD AN INTEREST

On March 23, 2001 the Company received approval from the shareholders to purchase assets from PrairieSoft, Inc.

John S. Kirk, who beneficially owns approximately 9.8% of the Company's outstanding shares, has an indirect interest of 100% in Prairie Group, Inc. Mr. Kirk is the President of Prairie Group, Inc. Prairie Group, Inc. owns approximately 15% of PrairieSoft, Inc.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company for services in all capacities to the Company during such fiscal year.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                      Fiscal                      Long-Term Compensation
                                                  ----------------------
                       Year                       Awards                   All Other
                                                  ----------------------
Name and               Ended                      Restricted               Compen-
Principal Position    Sept 30,   Salary    Bonus   Stock(1)   Options(2)   sation(3)
------------------    --------   ------    -----   --------  -----------   --------
John S. Kirk             2002    $ 90,000  $   0   $     0            0    $ 2,700
 CEO, President          2001    $ 90,000  $   0   $     0            0    $ 2,796
 and Director            2000    $ 65,450  $   0   $ 3,214       15,000    $ 2,046

1) On September 10, 2000, the Company awarded certain employees a bonus of restricted stock. The 10,300 shares of the Company's Common Stock were issued at a fair market value of $0.312. As of 9/30/02, the value of the aggregate restricted stock holdings was $3,811. The Company does not anticipate paying dividends on any stock.

2) These amounts represent the shares of stock underlying options granted to each named employee in the year indicated. The options granted during 2000 were for shares of the Company

3) The Company has in effect a 401(k) profit sharing plan and life insurance plan that covers substantially all of its employees, including executive officers. The profit sharing component of the plan is funded by employer contributions at a uniform percentage of salary as set annually by the Board of Directors. No profit sharing contributions were made during the three-year period ended September 30, 2002. The 401(k) component of the plan allows qualified employees to contribute between 1% and 12% of their compensation. The plan calls for employer matching of contributions as determined by the Board of Directors. Contributions under the plan vest 33 1/3 percent for each year of credited service. During this three-year period the Company also provided life insurance coverage in amounts equal to each employee's annual base salary except during the fiscal years 2001 and 2002 when the maximum coverage was $50,000.

EQUITY COMPENSATION PLANS

The following table sets forth information concerning the equity compensation plan of the Company as of the fiscal year ending September 30, 2002.

                      Equity Compensation Plan Information
                      ------------------------------------

                                                                       Number of
                                                                       securities
                          Number of                                    remaining available
                          securities to be                             for future issuance
                          issued upon          Weighted-average        under equity
                          exercise of          exercise price of       compensation plans
                          outstanding          outstanding             (excluding
                          options, warrants    options, warrants       securities reflected
                          and rights           and rights              in column (a))
Plan category                  (a)                   (b)                     (c)
----------------------    -----------------    ------------------      --------------------
Equity compensation            82,200                $ .192                  217,800
Plans approved by
Security holders

Equity compensation                 -                     -                        -
Plans not approved
By security holders
                          -----------------    ------------------      --------------------
         Total                 82,200                $ .192                  217,800

The Company has only one equity compensation plan, which is the stock option plan and is explained in the next item.

STOCK OPTION PLANS

The Company has a stock option plan in place as described below.

2000 Stock Option Plan

Under the Company's 2000 Stock Option Plan (the "2000 Plan"), options to acquire up to 300,000 shares of Common Stock may be granted to employees, outside directors and consultants. To the extent that existing options are canceled without exercise, such as at termination of employment, such options become available for grant in the future.

The 2000 Plan is administered by the Stock Option Committee, which may (i) determine whether the particular options are incentive stock options or nonqualified stock options, (ii) select eligible participants to whom awards are granted, (iii) set the exercise price and the number of shares subject to each grant of options, (iv) determine the terms and conditions of such awards in a manner consistent with the 2000 Plan, (v) interpret the 2000 Plan and any instrument or agreement entered into under the 2000 Plan, (vi) establish such rules and regulations relating to the administration of the 2000 Plan as it deems appropriate, and (vii) make all other determinations which may be necessary or advisable for the administration of the 2000 Plan.

The exercise price of the options is generally 100 percent of fair market value of the shares on the date of the grant (110 percent for incentive stock options granted to a person holding more than 10 percent of the voting power of the Company's stock). The options are subject to a vesting schedule. Generally the vesting schedule is that one-third of the options becomes exercisable one year after the date of the grant, and the remainder pro rata over the following 24 months. The Stock Option Committee can specify a different vesting schedule. Options are exercisable for a period of ten years from the grant date (five years in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's stock). Upon termination of employment, all options that have not yet become exercisable shall be forfeited; vested options may remain exercisable for a specified time period, the length of which is dependent upon the reason for the employment termination. Upon exercise, the exercise price may be paid in cash or, with the consent of the Stock Option Committee, in Common Stock of the Company.

Transfer Restrictions

No award or shares subject to an award may be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order. Only the participant may exercise each award during the participant's lifetime.

Change in Control

In order to protect all of the participants' rights in the event of a Change in Control (as defined below) of the Company, the options granted under the 2000 Plan provide for the immediate vesting of all outstanding options upon such event.

A Change in Control of the Company is deemed to have occurred if any one or more of the following conditions are fulfilled: (i) any person or entity acquires 30 percent or more of the voting securities of the Company; (ii) the shareholders approve a merger in which there is not a 50% continuity of interest; or (iii) the stockholders approve a plan of complete liquidation or an agreement for sale or disposition of substantially all of the Company's assets.

Non-dilution

In the event of a change in the corporate structure that affects the shares (e.g., a merger, re-capitalization, stock split, stock dividend, etc.), the Committee shall make adjustments to the number of shares available to the Plan and to the number and/or price of outstanding awards to prevent dilution or enlargement of rights.

On December 31, 2002, options to purchase an aggregate of 81,144 shares were held by 15 persons, at exercise prices from $.11 to $.312 per share.

Options to purchase shares of the Company's Common Stock were not granted to any person named in the Summary Compensation Table during the fiscal year ended September 30, 2002.

The following table provides certain information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended September 30, 2002, and unexercised options held as of September 30, 200, by the persons named in the Summary Compensation Table:

               Aggregate Option Exercises in Last Fiscal Year (1)
                        and Fiscal Year-End Option Values

                                                                      Value of unexercised
                                         Number of unexercised            in-the-money
                Shares     Value           options at 9/30/02         options at 9/30/02
                                           ------------------         ------------------
Name           acquired   realized     Exercisable  Unexercisable     Exercisable  Unexercisable
----           --------   --------     -----------  -------------     -----------  -------------
John S. Kirk        0      $    0       10,417           4,583          $ 3,854         $ 1,696

(1)  There were no Company options exercised during fiscal 2002.

                                  PROPOSAL #2.

To Adopt an Amendment of the Amended and Restated Articles of Incorporation of the Company, the effect of which is the conversion of all outstanding shares of par $.10 voting common stock of the Company ("par $.10 Common Stock") into shares of par $10.00 voting common stock of the Company ("par $10.00 Common Stock") at a conversion ratio of one hundred (100) shares of par $.10 Common Stock for one (1) share of par $10.00 Common Stock (the "Reverse Split"). No fractional shares shall be issued. Any shareholder who would otherwise be entitled to a number of whole shares and a fractional share as a result of the Reverse Split shall receive the number of whole shares and cash in lieu of any fractional share.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL #2.

MODIFICATION OR EXCHANGE OF SECURITIES AND AMENDMENT OF ARTICLES OF
INCORPORATION

The Board of Directors of the Company is submitting to the stockholders, for adoption, an amendment of the Amended and Restated Articles of Incorporation of the Company. The text of the resolution of the Board of Directors containing such proposed amendment (the "Resolution") is as follows.

"IT IS HEREBY RESOLVED that Article 2 of the Amended and Restated Articles of Incorporation shall be amended in its entirety to read as follows:

                               `ARTICLE 2- SHARES

      The aggregate number of shares the corporation has authority to issue shall be 100,000 shares, all of which shall be designated as Common Stock with a par value of $10.00. All of the shares of Common Stock of the corporation of the par value of $.10 issued and outstanding immediately prior to the time this amendment becomes effective shall be and are by this means automatically reclassified and changed (without any further act) into shares of the par value of $10.00, the number of which shall equal the quotient derived from dividing the number of such shares by 100. This amendment shall become effective without substantially decreasing the amount of stated capital or paid-in capital of the corporation, and shall constitute a 1 for 100 reverse stock split, provided that no fractional shares shall be issued. Any shareholder who would otherwise be entitled to a number of whole shares and a fractional share as a result of the Reverse Split shall receive the number of whole shares and cash in lieu of any fractional share.'

RESOLVED FURTHER that the aforesaid amendment shall become effective on the date established by the Board of Directors." The effect of the proposed amendment is the conversion of shares of par $.10 Common Stock into shares of par $10.00 voting common stock of the Company ("par $10.00 Common Stock") at a conversion ratio of one hundred (100) shares of par $.10 Common Stock for one (1) share of par $10.00 Common Stock (the "Reverse Split"). The Reverse Split is proposed by the Board of Directors because management believes that over forty percent of the Company's shareholders have less than 100 shares. By way of example, at 25 cents per share (December 30, 2002) this means that these shareholders have an investment valued at less than $25.00. Having nearly half the Company's shareholders with such a small investment is not cost effective. The direct cost of redemption of what would be fractional shares is estimated at less than $7,000.00.

Management continues to consider whether or not the company will remain a reporting company in light of the cost and effort imposed by the new Sarbanes-Oxley Act. Management believes that Proposal #2 will have no effect on its ability to make such a decision. Management estimates that the number of holders of record of the company's securities, as defined under Section 12(g) of the Securities Exchange Act of 1934, is currently well under the number that would require us to be a reporting company.

Holders of fractional share interests of less than one share that occur as a result of the foregoing reclassification and change shall be paid in cash by the Corporation the value of their fractional share. The value of a fractional share shall be determined as a fraction of the greater of the average closing price of the company's shares for the five trading days prior to the annual meeting or $.25. If you disagree with this valuation, you may have appraisal rights under the Iowa Business Corporations Act. Appraisal rights represent a statutory valuation remedy that is available only to dissenting shareholders and are designed to ascertain the "fair value" of shares. You will be deemed to have waived your appraisal rights unless you: (i) do not vote, or cause your shares to be voted, in favor of the proposal, and (ii) deliver a written notice to the company before the vote on the proposal, separate from the proxy card, of your intent to demand payment. You must also otherwise perfect your appraisal rights as set forth in the statute. Such notice should be sent to attention: John S. Kirk, Secretary, CE Software, Inc., 1801 Industrial Circle, West Des Moines, Iowa 50265. A copy of the Iowa Business Corporation Act relating to appraisal rights is attached to this proxy statement as Exhibit A. If you have further question about appraisal rights you are encouraged to contact separate legal counsel.

INDEPENDENT PUBLIC ACCOUNTANTS

The stockholders are not being asked to approve the selection of the Company's independent public accountants for fiscal 2003, only because such approval is no longer required. The selection will be made by the Audit Committee of the Board of Directors, who at this time does not foresee a reason to change.

The audit of the Company for the year ended September 30, 2002, was conducted by KPMG LLP. A representative from such firm is expected to be present at the meeting to answer appropriate questions. The representative will be given the opportunity to make a statement, but does not intend to do so.

MANNER IN WHICH PROXIES WILL BE VOTED

The Company proposes to vote the proxies for the election of each of the above named three nominees to the Board, each to hold office until the next annual meeting and until his successor is elected and has qualified. In the event that any nominee is not available to serve as a director at the time of the election (which the Company has no reason to anticipate), proxies may be voted for such substitute nominees as the Company may propose.

OTHER MATTERS

The Board knows of no other matter to be presented at the meeting for stockholder action. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matters. Stockholders who do not expect to attend in person are urged to execute and return the enclosed proxy card promptly.

PROPOSALS OF STOCKHOLDERS

The Company's next Annual Meeting is expected to be held during the second quarter (January, February, March) of fiscal year 2004 at a time and date to be determined by the Board of Directors. Proposals of stockholders to be presented at that meeting must be received at the Company's executive offices no later than September 30, 2003, for inclusion in the proxy statement.

If any other stockholder matter properly comes before that meeting, the persons named in the proxy form for that meeting will vote in accordance with their judgment upon such matters unless notice of such proposal is received no less than 45 days before the date the Company first mailed its proxy materials for this year's annual meeting of stockholders.

GENERAL

A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR FISCAL YEAR 2002, CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS HEREBY INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. The Company will provide to any stockholder, without charge, upon written request to the Secretary of the Company, a copy of the Company's annual report on Form 10-KSB for fiscal year 2002, without exhibits.

                           John S. Kirk
                           Secretary
                           West Des Moines, Iowa
                           January 20, 2003

                                                                       EXHIBIT A

                                APPRAISAL RIGHTS

                                     PART A
                    RIGHT TO APPRAISAL AND PAYMENT FOR SHARES

    490.1301 Definitions.

    In this division, unless the context otherwise requires:

    1. "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of section 490.1302, subsection 2, paragraph "d", a person is deemed to be an affiliate of its senior executives.

    2. "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

    3. "Corporation" means the issuer of the shares held by a shareholder demanding appraisal. In addition, for matters covered in sections 490.1322 through 490.1331, "corporation" includes the surviving entity in a merger.

    4. "Fair value" means the value of the corporation's shares determined according to the following:

    a. Immediately before the effectuation of the corporate action to which the shareholder objects.

    b. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal.

    c. Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to section 490.1302, subsection 1, paragraph "e". With respect to shares of a corporation that is a bank holding company as defined in section 524.1801, the factors identified in section 524.1406, subsection 3, paragraph "a", shall also be considered in determining fair value.

    5. "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

    6. "Preferred shares" means a class or series of shares whose holders have preference over any other class or series with respect to distributions.

    7. "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

    8. "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, and anyone in charge of a principal business unit or function.

    9. "Shareholder" means both a record shareholder and a beneficial shareholder.

    490.1302 Shareholders' right to appraisal.

    1. A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of the shareholder's shares, in the event of any of the following corporate actions:

    a. Consummation of a merger to which the corporation is a party if either of the following apply:

    (1) Shareholder approval is required for the merger by section 490.1104 and the shareholder is entitled to vote on the merger, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger.

    (2) The corporation is a subsidiary and the merger is governed by section 490.1105.

    b. Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged.

    c. Consummation of a disposition of assets pursuant to section 490.1202 if the shareholder is entitled to vote on the disposition.

    d. An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created.

    e. Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors.

    2. Notwithstanding subsection 1, the availability of the appraisal rights under subsection 1, paragraphs "a" through "d", shall be limited in accordance with the following provisions:

    a. Appraisal rights shall not be available for the holders of shares of any class or series of shares:

    (1) Listed on the New York stock exchange or the American stock exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, inc.

    (2) Not so listed or designated, but has at least two thousand shareholders and the outstanding shares of such class or series has a market value of at least twenty million dollars, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than ten percent of such shares.

    b. The applicability of paragraph "a" shall be determined according to the following:

    (1) The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights.

    (2) The day before the effective date of such corporate action if there is no meeting of shareholders.

    c. Paragraph "a" shall not be applicable and appraisal rights shall be available pursuant to subsection 1 for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph "a", at the time the corporate action becomes effective.

    d. Paragraph "a" shall not be applicable and appraisal rights shall be available pursuant to subsection 1 for the holders of any class or series of shares where any of the following applies:

    (1) Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who fulfills either of the following:

    (a) Is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of twenty percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within one year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action.

    (b) Directly or indirectly has, or at any time in the one-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of twenty-five percent or more of the directors to the board of directors of the corporation.

    (2) Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than any of the following:

    (a) Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action.

    (b) Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in section 490.832.

    (c) In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

    e. For the purposes of paragraph "d" only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by such member on behalf of another person solely because the member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

    3. Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment, shall not apply to any corporate action that becomes effective within one year of that date if such action would otherwise afford appraisal rights.

    4. A shareholder entitled to appraisal rights under this chapter is not entitled to challenge a completed corporate action for which appraisal rights are available unless such corporate action meets one of the following standards:

    a. It was not effectuated in accordance with the applicable provisions of division X, XI, or XII or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action.

    b. It was procured as a result of fraud or material misrepresentation.

    490.1303 Assertion of rights by nominees and beneficial owners.

    1. A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

    2. A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if the shareholder does both of the following:

    a. Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in section 490.1322, subsection 2, paragraph "b", subparagraph (2).

    b. Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

    490.1304 through 490.1319 Reserved.

                                     PART B
                   PROCEDURE FOR EXERCISE OF APPRAISAL RIGHTS

    490.1320 Notice of appraisal rights.

    1. If proposed corporate action described in section 490.1302, subsection 1, is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that the shareholders are, are not, or may be entitled to assert appraisal rights under this part. If the corporation concludes that appraisal rights are or may be available, a copy of this part must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

    2. In a merger pursuant to section 490.1105, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within ten days after the corporate action became effective and include the materials described in section 490.1322.

    490.1321 Notice of intent to demand payment.

    1. If proposed corporate action requiring appraisal rights under section
490.1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares must do all of the following:

    a. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

    b. Not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

    2. A shareholder who does not satisfy the requirements of subsection 1 is not entitled to payment under this part.

    490.1322 Appraisal notice and form.

    1. If proposed corporate action requiring appraisal rights under section 490.1302, subsection 1, becomes effective, the corporation must deliver a written appraisal notice and form required by subsection 2, paragraph "a", to all shareholders who satisfied the requirements of section 490.1321. In the case of a merger under section 490.1105, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

    2. The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than ten days after such date and must do all of the following:

    a. Be accompanied by a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date, and that the shareholder did not vote for the transaction.

    b. State all of the following:

    (1) Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date shall not be earlier than the date for receiving the required form under subparagraph (2).

    (2) A date by which the corporation must receive the form, which date shall not be fewer than forty nor more than sixty days after the date the appraisal notice and form are sent under subsection 1, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

    (3) The corporation's estimate of the fair value of the shares.

    (4) That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten days after the date specified in subparagraph (2) the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

    (5) The date by which the notice to withdraw under section 490.1323 must be received, which date must be within twenty days after the date specified in subparagraph (2).

    c. Be accompanied by a copy of this division.

    490.1323 Perfection of rights -- right to withdraw

    1. A shareholder who receives notice pursuant to section 490.1322 and who wishes to exercise appraisal rights must certify on the form sent by the corporation whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to section 490.1322, subsection 2, paragraph "a". If a shareholder fails to make this certification, the corporation may elect to treat the shareholder's shares as after-acquired shares under section 490.1325. In addition, a shareholder who wishes to exercise appraisal rights must execute and return the form and, in a case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to section 490.1322, subsection 2, paragraph "b", subparagraph (2). Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection 2.

    2. A shareholder who has complied with subsection 1 may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to section 490.1322, subsection 2, paragraph "b", subparagraph
(5). A shareholder who fails to so withdraw from the appraisal process shall not thereafter withdraw without the corporation's written consent.

    3. A shareholder who does not demand payment or execute and return the form and, in the case of certificated shares, deposit the shareholder's share certificates where required, each by the date set forth in the dissenters' notice described in section 490.1322, subsection 2, shall not be entitled to payment for the shareholder's shares under this division.

    490.1324 Payment.

    1. Except as provided in section 490.1325, within thirty days after the form required by section 490.1322, subsection 2, paragraph "b", subparagraph (2), is due, the corporation shall pay in cash to those shareholders who complied with section 490.1323, subsection 1, the amount the corporation estimates to be the fair value of their shares, plus interest.

    2. The payment to each shareholder pursuant to subsection 1 must be accompanied by all of the following:

    a. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any.

    b. A statement of the corporation's estimate of the fair value of the shares, which estimate must equal or exceed the corporation's estimate given pursuant to section 490.1322, subsection 2, paragraph "b", subparagraph (3).

    c. A statement that shareholders described in subsection 1 have the right to demand further payment under section 490.1326 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation's obligations under this chapter.

    490.1325 After-acquired shares.

    1. A corporation may elect to withhold payment required by section 490.1324 from any shareholder who did not certify that beneficial ownership of all of the shareholder's shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to section 490.1322, subsection 2, paragraph "a".

    2. If the corporation elects to withhold payment under subsection 1, it must within thirty days after the form required by section 490.1322, subsection 2, paragraph "b", subparagraph (2), is due, notify all shareholders who are described in subsection 1 regarding all of the following:

    a. Of the information required by section 490.1324, subsection 2, paragraph "a".

    b. Of the corporation's estimate of fair value pursuant to section 490.1324, subsection 2, paragraph "b".

    c. That they may accept the corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 490.1326.

    d. That those shareholders who wish to accept such offer must notify the corporation of their acceptance of the corporation's offer within thirty days after receiving the offer.

    e. That those shareholders who do not satisfy the requirements for demanding appraisal under section 490.1326 shall be deemed to have accepted the corporation's offer.

    3. Within ten days after receiving the shareholder's acceptance pursuant to subsection 2, the corporation must pay in cash the amount it offered under subsection 2, paragraph "b", to each shareholder who agreed to accept the corporation's offer in full satisfaction of the shareholder's demand.

    4. Within forty days after sending the notice described in subsection 2, the corporation must pay in cash the amount it offered to pay under subsection 2, paragraph "b", to each shareholder described in subsection 2, paragraph "e".

    490.1326 Procedure if shareholder dissatisfied with payment or offer.

    1. A shareholder paid pursuant to section 490.1324 who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 490.1324. A shareholder offered payment under section 490.1325 who is dissatisfied with that offer must reject the offer and demand payment of the shareholder's stated estimate of the fair value of the shares plus interest.

    2. A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection 1 within thirty days after receiving the corporation's payment or offer of payment under section 490.1324 or 490.1325, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

    490.1327 After-acquired shares. Repealed by 2002 Acts, ch 1154,(s).123, 125.

    490.1328 Procedure if shareholder dissatisfied with payment or offer. Repealed by 2002 Acts, ch 1154, (s). 123, 125.

    490.1329 Reserved.

                                     PART C

    490.1330 Court action.

    1. If a shareholder makes a demand for payment under section 490.1326 that remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 490.1326 plus interest.

    2. The corporation shall commence the proceeding in the district court of the county where the corporation's principal office or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

    3. The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

    4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

    5. Each shareholder made a party to the proceeding is entitled to judgment for either of the following:

    a. The amount, if any, by which the court finds the fair value of the shareholder's shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares.

    b. The fair value, plus interest, of the shareholder's shares for which the corporation elected to withhold payment under section 490.1325.

    6. Notwithstanding the provisions of this division, if the corporation is a bank holding company as defined in section 524.1801, fair value, at the election of the bank holding company, may be determined as provided in section 524.1406, subsection 3, prior to giving notice under section 490.1320 or 490.1322. The fair value as determined shall be included in any notice under section 490.1320 or 490.1322, and section 490.1326 shall not apply.

    490.1331 Court costs and counsel fees.

    1. The court in an appraisal proceeding commenced under section 490.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this division.

    2. The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, for either of the following:

    a. Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of section 490.1320, 490.1322, 490.1324, or 490.1325.

    b. Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

    3. If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

    4. To the extent the corporation fails to make a required payment pursuant to section 490.1324, 490.1325, or 490.1326, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

                             |                    |
                             V Please detach here V



           The Board of Directors Recommends a vote FOR Items 1 and 2.

1. Election of Directors:  01 Richard A. Skeie   [ ] Vote FOR            [ ] Vote WITHHELD
                           02 John S. Kirk           all nominees            from all nominees
                           03 Donald M. Brown        (except as marked)
                                                                                ________________________________________________
(Instructions:  To withhold authority to vote for any indicated nominee,        |                                              |
write the number(s) of the nominee(s) in the box provided to the right.)        |______________________________________________|

2. To Adopt an Amendment of the Amended and Restated Articles of Incorporation the effect of which is a 1 for 100 reverse stock split.

                                                                                FOR [ ]         AGAINST [ ]         ABSTAIN [ ]
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL #1 and #2.


Address Change? Mark Box  [__]
Indicate changes below:                 Date ____________________

                                        ______________________________________
                                        |                                     |
                                        |                                     |
                                        |_____________________________________|
                                        Signature(s) in Box
                                        Please sign exactly as your name(s)
                                        appear on Proxy. If held in joint
                                        tenancy, all persons must sign.
                                        Trustees, administrators, etc., should
                                        include title and authority.
                                        Corporations should provide full name of corporation and title of authorized officer signing the proxy.

                                CE SOFTWARE, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            Friday, February 28, 2003
                                     9:30 AM
                                   CE SOFTWARE
                             1801 Industrial Circle
                            West Des Moines, IA 50265

CE Software, Inc.

1801 Industrial Circle, West Des Moines, IA, 50265                        proxy
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on February 28, 2003.

The shares of stock you hold as of the record date will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Item 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint John S. Kirk and Richard A. Skeie, and each of them, with full power of substitution, to vote shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.